EXHIBIT 10.9


                  BECKMAN INSTRUMENTS, INC.
               EXECUTIVE INCENTIVE PLAN OF 1996
                       AMENDMENT NO. 1
               EXECUTIVE PERFORMANCE MULTIPLIER
          FOR INDIVIDUAL INCENTIVE AWARD DETERMINATION



                                     Performance Multiplier to be
Overall EXCEL Performance Level      Applied to Award Guideline
-------------------------------      ----------------------------

    Exceptional                         125% to 150%

    Exceeds Expectations                110% to 125%

    Meets Expectations                  90% to 110%

    Expectations Partially Met/         0 to 90%
      Improvement Needed
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Overall EXCEL Performance Level

3.5 or higher ----------------------- Exceptional

2.6 to 3.49 ------------------------- Exceeds Expectations

1.7 to 2.59 ------------------------- Meets Expectations

1.69 or below ----------------------- Expectations Partially Met/
                                        Improvement Needed
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